EXHIBIT 32.1

                           SECTION 1350 CERTIFICATIONS

      In connection with the Annual Report of Target Logistics, Inc. (the "Company") on Form 10-K for the fiscal year ended June 30, 2004 as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods reflected therein.


Date: September 20, 2004                   /s/ Stuart Hettleman
                                       -----------------------------------------
                                       Stuart Hettleman
                                       Chief Executive Officer


                                           /s/ Philip J. Dubato
                                       -----------------------------------------
                                       Philip J. Dubato
                                       Chief Financial Officer